UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2012

Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
Property Acquisitions
During the three months ended June 30, 2012, Cole Credit Property Trust III, Inc. (the “Company”) acquired controlling interests in 192 commercial properties for an aggregate purchase price of $662.4 million (the “Acquisitions”). The Company purchased the Acquisitions with net proceeds from the Company’s public offerings of common stock, borrowings from its $857.5 million credit facility and through the issuance of mortgage notes. Based on purchase price, the following table summarizes the five largest Acquisitions during the three months ended June 30, 2012:

				Rentable
			Purchase	Square	Physical
Property Description	Type	Date Acquired	Price	Feet (1)	Occupancy
Amazon Portfolio – Various (2)	Wholesale	April 30, 2012	$186,615,649	3,048,444	100%
Family Dollar Portfolio – Various (3)	Discount Retail	April 30, 2012	181,437,749	1,162,535	100%
Eastland Shopping Center – West Covina, CA	Shopping Center	May 14, 2012	145,900,000	804,337	80%
Golden Corral Portfolio – Various (4)	Restaurant	May 16, 2012	37,782,401	184,461	100%
Shoppes at Sherbrook – Lake Worth, FL	Shopping Center	April 27, 2012	10,500,000	57,913	98%

(1)	Includes square feet of buildings that are on land subject to ground leases.
(2)	The Amazon portfolio consists of three single-tenant retail properties located in South Carolina and Tennessee.
(3)	The Family Dollar portfolio consists of 137 single-tenant retail properties located in 26 states.
(4)	The Golden Corral portfolio consists of 18 single-tenant retail properties located in Indiana, Kentucky, Ohio and
Pennsylvania.
Please refer to the Company’s condensed consolidated unaudited financial statements in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 for a discussion of additional real estate related acquisitions made during the quarter.
Distributions
On August 9, 2012, the board of directors of Cole Credit Property Trust III, Inc. authorized a daily distribution, based on 366 days in the calendar year, of $0.001776144 per share (which equates to approximately 6.50% on an annualized basis calculated at the current rate, assuming a $10.00 per share purchase price) for stockholders of record as of the close of business on each day of the period commencing on October 1, 2012 and ending on December 31, 2012. The payment date for each of the daily distributions of the period commencing on October 1, 2012 and ending on October 31, 2012 will be in November 2012. The payment date for each of the daily distributions of the period commencing on November 1, 2012 and ending November 30, 2012 will be in December 2012. The payment date for each of the daily distributions of the period commencing on December 1, 2012 and ending on December 31, 2012 will be in January 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 16, 2012	COLE CREDIT PROPERTY TRUST III, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

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